SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                                                                      December 11, 2006

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4 World Financial Center, New York, New York		10080

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective December 11, 2006, the Board of Directors of Merrill Lynch & Co., Inc. (“Merrill Lynch”) approved a number of amendments to Articles II, III, IV and V of Merrill Lynch’s By-Laws. The amendments (i) clarify and update procedures and processes relating to meetings of stockholders, the Board of Directors and Committees of the Board of Directors; (ii) delete the requirement that the President of the Corporation must be selected from the Directors; and (iii) revise certain duties and authorities of certain officers of the Corporation.
* * *
     A copy of Merrill Lynch’s By-Laws is attached as Exhibit 3.1. The amended By-Laws are available on the Merrill Lynch Corporate Governance website at www.ir.ml.com.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
3.1	Amended and Restated By-Laws, dated as of December 11, 2006, of Merrill Lynch & Co., Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

By:	/s/ Judith A. Witterschein

Judith A. Witterschein
Corporate Secretary
Date: December 12, 2006

EXHIBIT INDEX

Exhibit No.	Description	Page
3.1	Amended and Restated By-Laws, dated as of December 11, 2006, of Merrill Lynch & Co., Inc.	3-22